BANK LOANS AND FACILITIES	12 Months Ended
Dec. 31, 2011
BANK LOANS AND FACILITIES
BANK LOANS AND FACILITIES

12.                               BANK LOANS AND FACILITIES

The Group has $31 million (RMB 200 million), RMB denominated, secured revolving credit facility scheduled to expire in June 19, 2012 (the “Facility”) granted by China Construction Bank (Shenzhen branch) (“CCB (SZ)”) to a VIE, VisionChina Media Group. The Facility is secured by a guarantee issued by a subsidiary of the Group. The Facility is available for general corporate working capital purposes at an interest rate of 110% of the People’s Bank of China benchmark rate (“Benchmark Rate”). As of December 31, 2011, there were borrowings of $20,465,028 (see note below). The net availability of the Facility was approximately $11 million as of December 31, 2011.

The Facility contains restrictive financial covenant of maintaining a leverage ratio of 65% by the Group. Violation of such covenant could result in a default under the Facility, which would permit CCB (SZ) to terminate the Facility available to the Group and require immediate repayment from the Group of any outstanding loans advanced under the Facility. The Group is in compliance with such financial covenant as at December 31, 2011.

The Group’s bank loans consist of the following:

	December 31,
	2010	2011
Bank of China (Shenzhen branch) (“BOC (SZ)”)
- Interest rate at 90% of Benchmark Rate, denominated in RMB (1)	$60,497,898	$—

CCB (SZ)
- Interest rate at 110% of Benchmark Rate, denominated in RMB (5)	—	20,465,028

Bank of China (Macau branch) (“BOC (Macau)”)
- Fixed interest rate at 1.72% per annum, denominated in USD (2) (4)	40,800,000	—
- Fixed interest rate at 1.72% per annum, denominated in USD (3) (4)	20,400,000	—

Total bank loans	121,697,898	20,465,028
Less: Amount due within one year shown under current liabilities	121,697,898	20,465,028

Amount due after one year shown under noncurrent liabilities	$—	$—

Notes:
(1)	The amounts were repaid in full in December 2011. There was no restrictive financial covenant associated with this loan.
(2)

The one-year term loan was granted during the year ended December 31, 2009. The loan was extended for an additional eleven months during the year ended December 31, 2010. The amounts were repaid in full in October 2011. There was no restrictive financial covenant associated with this loan.

(3)

An additional $20,400,000 one-year term bank loan was granted during the year ended December 31, 2010. The amounts were repaid in full in January 2011. There was no restrictive financial covenant associated with this loan.

(4)

Due to foreign currency exchange regulation, in order for the Group to borrow amounts denominated in currencies other than RMB, one of the Company’s subsidiaries in the PRC entered into an arrangement with BOC (SZ) pursuant to which this subsidiary placed a deposit denominated in RMB in the amount of $66,562,812, and BOC (Macau) provided this loan to another subsidiary of the Company incorporated in Hong Kong in US dollars.

(5)	The amount represents borrowings drawn down from the Facility and will be repayable in full by June 2012.